Other operating income and expenses	12 Months Ended
Dec. 31, 2024
Other operating income and expenses
Other operating income and expenses

25.Other operating income and expenses

The Company had other operating income of €1.0 million for the year ended December 31, 2024 compared to €0.5 million for the year ended December 31, 2023 and €283,000 for the year ended December 31, 2022. The impact of the recoverable cash advances is further detailed in note 17.1.

	For the year ended December 31
(in EUR 000)	2024	2023	2022
Recoverable cash advances
Initial measurement and re-measurement	561	324	247
R&D incentives	530	1,376	86
Capitalization of R&D incentive	(83)	(1,005)	(123)
Other income/(expenses)	—	(151)	73
Total Other Operating Income	1,008	544	283

The other operating income contains the R&D Incentive in Australia and as from 2023 the tax incentive in Belgium as well. The incentives to be received relate to development expenses incurred by the subsidiary in Australia and Belgium. Refer to note 10 for more information on the tax incentive in Belgium. For the year ended December 31, 2024, €83,000 has been deducted from the expenses capitalized and for the year ended December 31, 2023, €1.0 million has been deducted from the expenses capitalized in relation to this R&D Incentive. The R&D incentive and capitalization of R&D incentive for the year ended December 31, 2024 includes a correction of the R&D incentive in Belgium on the investments of 2023 for an amount of €93,000. The R&D incentive (Australia) for the year ended December 31, 2022 includes a correction for 2021 due to change in estimation taken into account.